Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
16939P106
45665Q103
78648T100
Issuer
CHINA LIFE INSURANCE COMPANY
LIMITED
INFINITY PROPERTY & CASUALTY
SAFETY INSURANCE GROUP INC
Underwriters
China International, Citigroup, CSFB, DBSI,
Lehman
CSFB, Merrill, UBS, BoA, Bear Stearns,
Morgan Keegan
CSFB, Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LFC
IPCC
SAFT
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/12/2003
12/11/2003
11/21/2002
Total dollar amount of offering sold to QIBs
 $                                               2,600,000,000
 $                                                 239,440,000
 $                                                   72,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,600,000,000
 $                                                 239,440,000
 $                                                   72,000,000
Public offering price
 $                                                           18.68
 $                                                           30.50
 $                                                           12.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.13%
1.96%
0.17%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Closed End Funds







Scudder New Asia Fund
Closed End
 $                     10,000
 $                   186,800
0.01%
81.86%
5.03%
12/31/2003
Total

 $                     10,000
 $                   186,800
0.01%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
81663n206
00756m404
874039100
Issuer
SEMICONDUCTOR MANUFACTURING-ADR
ADVANCED SEMICONDUCTOR E-ADR
TAIWAN SEMICONDUCTOR-SP ADR
Underwriters
CSFB, DBSI
Goldman Sach Intl
Goldman Sachs, Merrill Lynch, BAN, BofA,
CSFB, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SMI
ASX
TSM
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2004
6/2/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                               1,700,000,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                   76,210,000
 $                                               1,077,000,000
Total
 $                                               1,700,000,000
 $                                                   76,210,000
 $                                               1,077,000,000
Public offering price
 $                                                           17.50
 $                                                             2.65
 $                                                           10.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.09%
0.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







SVS II Global Blue Chip Portfolio
Chicago
1,900
 $                     33,250
0.0001%
-13.71%
3.46%
3/31/2004
SVS II Technology Growth Portfolio
Chicago
13,700
 $                   239,750
0.0008%
-13.71%
3.18%
3/31/2004
Closed End Fund







Scudder New Asia Fund
Closed End
5,800
 $                   101,500
0.0003%
-13.71%
4.00%
3/31/2004
Total

21,400
 $                   374,500
0.0013%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
889728200
64110W102

Issuer
TOM ONLINE INC-ADR
NETEASE.COM INC-ADR
SINA CORP
Underwriters
Citigroup, Morgan Stanley, UOB Asia Hong
Kong Ltd, Cazenove Inc, DBSI, Piper Jaffray &
Co
Merrill Lynch
Morgan Stanley Intl, China International
Capital Corp, Chase Securities Inc,
Fleetboston
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
TOMO
NTES
SINA
Is the affiliate a manager or co-manager of offering?
Selling Group
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2004
6/29/2000
4/12/2000
Total dollar amount of offering sold to QIBs
 $                                                 174,960,000
 $                                                   69,750,000
 $                                                   68,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 174,960,000
 $                                                   69,750,000
 $                                                   68,000,000
Public offering price
 $                                                           15.55
 $                                                           15.50
 $                                                           17.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.09%
1.09%
1.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Closed End Funds







Scudder New Asia Fund
Closed End
3,200
 $                     49,766
0.03%
-21.87%
-0.18%
3/31/2004
Total

3,200
 $                     49,766
0.03%